FIFTH AMENDMENT TO LEASE



         THIS FIFTH AMENDMENT TO LEASE (the "Amendment") is made and entered into this ______ day of June, 1997, by and between LAFP-SF, Inc., successor in interest to The Prudential Insurance Company Of America ("Landlord"), having an office c/o Lowe Enterprises Colorado, Inc., 1475 Lawrence Street, Suite 210, Denver, Colorado 80202, and Data Transmission Network Corporation ("Tenant"), having an office at 9110 West Dodge Road, Suite 200, Omaha, Nebraska 68114.


                                    RECITALS

A. The Prudential Insurance Company of America and Data Transmission Network Corporation entered into that certain Lease dated as of May 2, 1995, for Suites #175A, #110, #200, #300, #301, #310, #320, #325, #340,
         #360, and #362 containing 75,931 rentable square feet (RSF) in the Building known as Embassy Plaza, located at 9110 West Dodge Road, Omaha, Nebraska ("the Premises").

B. Subsequently, The Prudential Insurance Company Of America and Data Transmission Network Corporation executed a First Amendment To Lease dated September 29, 1995, a Second Amendment To Lease dated November 30, 1995, a Third Amendment To Lease dated January 5, 1996, and a
         Fourth Amendment to Lease between LAFP-SF, Inc. and Tenant dated December 23, 1996. The combined terms of the Lease and subsequent Amendments shall herein be referred to as the "Lease". Under the Lease the Premises consists of a total of 88,136 RSF.

C. Landlord and Tenant acknowledge that the surface parking for the Building is overburdened, in part as a result of Tenant's use thereof.

D. Landlord intends to construct additional parking facilities to ser-vice Tenant and other tenants in the Building subject to the terms and conditions contained below.

E. All capitalized terms not defined herein shall have the meanings as-cribed to them in the Lease.

         NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Parking. Landlord shall construct approximately ninety-six (96) additional parking spaces to be located on the north side of the Building in the area outlined in blue on Exhibit A attached hereto and incorporated herein by this reference ("Additional Parking"). The Additional Parking shall be for the non-exclusive use of the Tenant in common with the other tenants in the Building.

2. Base Rent. Tenant shall pay to Landlord, as additional Base Rent, $39,999.96 per year for the remainder of the Term, payable in monthly installments of $3,333.33 in accordance with the provisions of Section 2 of the Lease. Tenant's obligation to pay such additional Base Rent shall commence the first day of the month following substantial completion of the Additional Parking pursuant to a notice thereof from Landlord.

3. Effect of Agreement. Except as herein specifically provided, the terms and conditions of the Lease shall continue in full force and effect.

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4.       This  Amendment  shall be binding upon and inure to the benefit of the parties  hereto,  their  successors and assigns.


5. The parties hereto hereby reaffirm and ratify all covenants, represen-tations and warranties in the Lease as amended by this Amendment.


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.



Tenant:                                        Landlord:

Data Transmission Network Corporation,         LAFP-SF, Inc.
a Delaware corporation

                                               By:  Lowe Enterprises Investment
                                                    Management, Inc.
By:                                            Its:  Authorized Agent
   ----------------------------------


Its:                                           By:
    ---------------------------------             ------------------------------

                                               Its:
                                                   -----------------------------

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